American Mutual Fund, Inc.
                333 S. Hope Street, Los Angeles, California 90071
                            Telephone (213) 486-9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $206,064
------------------ --------------------------------
------------------ --------------------------------
Class B            $4,617
------------------ --------------------------------
------------------ --------------------------------
Class C            $4,073
------------------ --------------------------------
------------------ --------------------------------
Class F            $4,386
------------------ --------------------------------
------------------ --------------------------------
Total              $219,140
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,349
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $180
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $234
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $62
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $20
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $53
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $517
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $952
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $391
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,204
------------------ --------------------------------
------------------ --------------------------------
Total              $224,102
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4600
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2793
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2636
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4405
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4429
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2302
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.2349
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.3544
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.4171
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.2522
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.2664
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3625
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.4407
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.5110
-------------------- -------------------------------------------



Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            479,890
------------------ ----------------------------------
------------------ ----------------------------------
Class B            19,936
------------------ ----------------------------------
------------------ ----------------------------------
Class C            20,081
------------------ ----------------------------------
------------------ ----------------------------------
Class F            12,943
------------------ ----------------------------------
------------------ ----------------------------------
Total              532,850
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        3,938
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        982
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,323
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        222
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        71
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          404
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          2,579
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          4,503
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,379
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,461
------------------ ----------------------------------
------------------ ----------------------------------
Total              550,712
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $25.10
----------------------- -------------------------
----------------------- -------------------------
Class B                 $24.94
----------------------- -------------------------
----------------------- -------------------------
Class C                 $24.90
----------------------- -------------------------
----------------------- -------------------------
Class F                 $25.04
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $25.07
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $25.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $25.00
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $25.02
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $25.08
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $24.97
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $24.95
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $25.00
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $25.06
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $25.10
----------------------- -------------------------